GulfMark Offshore, Inc GulfMark Offshore, Inc Bank of America Merrill Lynch 2011 Global Energy Bank of America Merrill Lynch 2011 Global Energy Conference Conference Exhibit 99.1

Forward Looking Statements
Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements
This presentation contains certain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, which involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: the price of oil and gas and its effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors;
delay or cost overruns on construction projects and other material factors that are described from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended
December 31, 2010. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved.
NYSE: GLF                                                   www.GulfMark.com

The GulfMark Fleet The GulfMark Fleet 3

4
Global Vessel Diversification
Global Vessel Diversification
West Africa
AHTS 2
US Gulf
PSV 10
FSV/Crew 3
Mexico
AHTS 2
Crew 1
Trinidad
PSV
FSV/Crew
Brazil
PSV 7
AHTS
SpV 1
North Sea
PSV 20
AHTS 1
SpV 1
Worldwide
PSV 46
AHTS 17
FSV/Crew 8
SpV 2
Total
SE Asia
PSV 3
AHTS 11
Revenue Breakout by Region
– Trailing Twelve Months
Ended September 30, 2011
North Sea
45%
Southeast
Asia
17%
19%
19%
Gulf of Mexico
Rest of Americas
Americas
6

1
73

Young & Versatile Fleet
Young & Versatile Fleet

Number of Vessels We Built Per Year
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Vessels in Current Fleet Vessels not in Current Fleet

Worldwide Vessel Fleet by Category
Worldwide Vessel Fleet by Category

Source: Pareto Securities Equity Research – March 2011
Vessel categorization
AHTS
Size (bhp) Category Spec
<10,000 AHTS Small Low-end
10,000-14,999 AHTS Medium High-end
15,000-19,999 AHTS Large High-end
>19,999 AHTS X-Large High-end
Size (dwt) Category Spec
<3,000 PSV Small Low-end
3,000-4,499 PSV Medium High-end
>4,499 PSV Large High-end
PSV
0
200
400
600
800
1000
1200
1400
0
200
400
600
800
1000
1200
1400
AHTS XL PSV Large PSV Medium AHTS Large AHTS Medium AHTS Small PSV Small
GulfMark Vessel Focus

Benefits of Geographic Diversification Benefits of Geographic Diversification 7

Gulf of Mexico:
Gulf of Mexico:
Deepwater Utilization on Recovery
Deepwater Utilization on Recovery
8
Decreased Exposure to U.S. Gulf of Mexico by Approximately 50%
—
Lower Utilization, but also Lower Revenue Exposure in the U.S. Gulf of Mexico
Option Value of Positioning Vessels on Short-Term Contracts in Trinidad
—
Ability to Quickly Capitalize on a Recovery in the U.S. Gulf of Mexico
Supply Constraint  of Deepwater Vessels
—
Due to the Disproportionate Movement of Higher Specification Vessels Out of the Gulf
of Mexico as Compared to Lower Specification Vessels
Vessel Differentiation Based on Safety, Quality, and Training
—
Due to the Deepwater Horizon Event, we Anticipate a Preference for Our Highly
Trained Mariners and the Modern Safety Equipment on Our Vessels
Aggressively Dry-Docking and Modifying Existing Fleet in Anticipation of
U.S. Gulf of Mexico Recovery

Total Revenue in Backlog
Total Revenue in Backlog
(in thousands of dollars) (in thousands of dollars)
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Q4
2005
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
$900,000
$1,000,000
$22,500
$25,000

Strong Customer Base
Strong Customer Base

Note: Percentages Based on Vessel Count as of September 28, 2011
Smaller
Independents &
31
National Oil
Companies
43%
Others
Super Majors &
%
Majors & Large
Independents
26
%

Building For Our Future
Building For Our Future

Significant number of new generation rigs on order
Increasing Activity both in the North Sea and New Frontiers
Industry call for higher specification vessels to meet increasing regulatory demands: waters, longer distances, rougher seas
• Deeper Waters and Harsher Environments
• Increased cargo carrying capacity and flexibility
• Enhanced Green Footprint and offering greater safety support greater

Remontowa Shipyard, Poland
Delivery Q2/2013       Q3/2013
Two MMC 887 CD 1000m² Deck Area DP II
MAIN PARTICULARS
Large Cargo Capacities
LOA 88.93 m
Beam 18.80 m
Depth 7.40 m
DWT 5100 T
Max Draft 6.05 m
Speed 14.30 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport*
41 Berths
Gym
Recreational Lounges
Total Power 6800 kW
Propulsion Diesel electric    2 x 2000 kW Azimuth
Thrusters 1 x 910   kW Bow Tunnel
1 x 800   kW Retractable Azimuth
New Build Program Announced
New Build Program Announced

One   MMC 879 CD   846m² Deck Area    DPII
Total Power 6800 kW
Propulsion Diesel electric     2 x 2000 kW Azimuth
Thrusters 2 x 910   kW Bow Tunnel
MAIN PARTICULARS
Large Cargo Capacities
LOA 79.45 m
Beam 16.80 m
Depth 7.40 m
DWT 4000 T
Max Dr 6.00 m
Speed 14.00 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport
29 Berths
Gym
Recreational Lounges
Remontowa Shipyard, Poland
Delivery Q3/2013
New Build Program Cont’d
New Build Program Cont’d

Two   UT 755 XL   715m² Deck Area    DPII
Total Power 5580 kW
Propulsion Conventional     2 x 2790 kW CPP
Thrusters 2 x 590   kW Stern Tunnel
2 x 660   kW Bow Tunnel
MAIN PARTICULARS
Large Cargo Capacities
LOA 74.95 m
Beam 16.00 m
Depth 7.00 m
DWT 3000 T
Max Dr 5.80 m
Speed 14.50 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport*
25 Berths
Gym
Recreational Lounges
Rosetti Shipyard, Italy
Delivery Q4/2013 Q1/2014
New Build Program Cont’d
New Build Program Cont’d

Total Power 8400 kW
Propulsion Diesel electric     2 x 2600  kW CRP
Thrusters 2 x 1100  kW Bow Tunnel
1 x 883    kW Retractable Azimuth
MAIN PARTICULARS
Large Cargo Capacities
LOA 92.60 m
Beam 19.20 m
Depth 8.40 m
DWT 4700 T
Max Dr 6.85 m
Speed 17.00 kts
Ice Classed
Winterized
Rescue
Oil Recovery
Tank Cleaning System
SPS Code
Green Passport
40 Berths
Gym
Recreational Lounges
Siemek A/S Shipyard, Flekkefjord, Norway
Delivery Q2/2013
New Build Program Cont’d
New Build Program Cont’d
Deck Area One ST-216 Arctic 1050m² DPII

Map of North Sea Map of North Sea 16 (vessel outlines indicate planned location for new build vessels)

End of Presentation End of Presentation 17

Appendix: Financial Information Appendix: Financial Information 18

Long Term Revenue & EBITDA
Long Term Revenue & EBITDA
(in millions of dollars) (in millions of dollars)
19
* Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation
$0
$100
$200
$300
$400
$500
$600
$700
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 TTM
Revenue EBITDA*

2011 by Quarter –
2011 by Quarter –
Actual and Consensus
Actual and Consensus
(in thousands of dollars) (in thousands of dollars)
20
* Consensus: As compiled by Thomson One – First Call as of November 3, 2011
Q1 Q2 Q3 Q4 2011
(Actual) (Actual) (Actual) (Consensus*) (Consensus*)
Revenues 81,289 $ 96,911 $ 103,778 $ 103,700 $ 385,678 $
Direct operating expenses 44,318    55% 46,908    48% 48,103      46% 48,000      46% 187,328    49%
Drydock expense 6,524      8% 3,683      4% 5,726        6% 1,000        1% 16,933      4%
General and administrative expenses (Regional) 6,178      8% 5,379      6% 5,961        6% 5,900        6% 23,418      6%
General and administrative expenses (Corporate) 5,245      6% 5,530      6% 5,897        6% 5,600        5% 22,273      6%
Depreciation expense 14,675    18% 14,982    15% 14,896      14% 15,000      14% 59,553      15%
Gain on sale of assets / Other special items 10           0% -              0% -                0% -                0% 10             0%
Operating Income 4,339      5% 20,428    21% 23,194      22% 28,200      27% 76,162      20%
Pre-Gain Operating Income 4,349      5% 20,428    21% 23,194      22% 28,200      27% 76,172      20%
EBITDA (Pre Gain) 19,025    23% 35,411    37% 38,090      37% 43,200      42% 135,726    35%
Interest expense (5,727)     (5,630)     (5,757)       (5,600)       (22,714)
Interest income 67           119         195           100           480
Foreign currency gain (loss) and other (58)          73           (2,803)       -                (2,788)
Income before income taxes (1,379)     14,990    14,829      22,700      51,141
Income tax benefit (provision) 212         15% (1,699)     11% (664)          4% (1,500)       7% (3,651)       7%
Net Income (1,167) $  13,291 $ 14,165 $   21,200 $   47,490 $
Diluted EPS (Actual)       (0.05)        0.51          0.54              -            1.01
Consensus EPS            -              -                -            0.80          0.80
(in thousands)

2011 Q3 vs. Q2
2011 Q3 vs. Q2
(in thousands of dollars, excluding special items) (in thousands of dollars, excluding special items)
Jun 30,
Sequential
Sep 30,
2011
Change
2011
Revenues 96,911 $          6,867 $      6.6% 103,778 $
Direct operating expenses 46,908             48.4% 1,195         2.1% 48,103          46.4%
Drydock expense 3,683               3.8% 2,044         (1.7%) 5,726            5.5%
General and administrative expenses (Regional) 5,379               5.6% 582            (0.2%) 5,961            5.7%
General and administrative expenses (Corporate) 5,530               5.7% 367            0.0% 5,897            5.7%
Depreciation expense 14,982
15.5%
(87)
1.1%
14,896
14.4%
(Gain) loss on sale of assets / Other special items -                        0.0% -                 0.0% -                   0.0%
Operating Income 20,428             21.1% 2,766         1.3% 23,194          22.3%
      Incremental Margin
Pre-Gain Operating Income 20,428             21.1% 2,766         1.3% 23,194          22.3%
      Incremental Margin
EBITDA (Pre Gain) 35,411             36.5% 2,679         0.2% 38,090          36.7%
      Incremental Margin
Interest expense (5,630)              (127)           (5,757)
Interest income 119                  76              195
Foreign currency gain (loss) and other 73                     (2,877)        (2,803)
Income (loss) before income taxes 14,990             (161)           14,829
Income tax benefit (provision) (1,699)              11.3% (1,035)        (6.9%) (664)             4.5%
Net Income (Loss) 13,291 $          874            14,165 $
Diluted Earnings (Loss) Per Share
:
0.51 $              0.54 $
Diluted Earnings (Loss) Per Share (Before Gains):
0.51 $              0.54 $
Weighted average common shares 25,829             25,869
Weighted average diluted common shares 25,949             25,989
(in thousands)

Quarter Ended September 30, 2011
Quarter Ended September 30, 2011
(in thousands of dollars, excluding special items) (in thousands of dollars, excluding special items)
Revenues $    49,176 $  16,660 $  37,942 103,778
Direct operating expenses 20,999 42.7% 3,410 20.5% 23,694 62.4% 48,103 46.4%
Drydock expense 2,999 6.1% 2,023 12.1% 704 1.9% 5,726 5.5%
General and administrative expenses (Regional) 3,195 6.5% 762 4.6% 2,005 5.3% 5,961 5.7%
General and administrative expenses (Corporate) - 0.0% - 0.0% - 0.0% 5,897 5.7%
Depreciation expense 4,924 10.0% 2,428 14.6% 7,078 18.7% 14,896 14.4%
(Gain) loss on sale of assets - 0.0% - 0.0% - 0.0% - 0.0%
Operating Income $    17,059 34.7% $    8,038 48.2% $    4,461 11.8% $      23,194 22.3%
Pre-Gain Operating Income $    17,059 34.7% $    8,038 48.2% $    4,461 11.8% $      23,194 22.3%
EBITDA (Pre Gain) $    21,984 44.7% $  10,466 62.8% $  11,539 30.4% $      38,090 36.7%
Interest expense (5,757)
Interest income 195
Foreign currency gain (loss) and other (2,803)
Income before income taxes $      14,829
Income tax benefit (provision) (664) 4.5%
Net Income $      14,165
Diluted Earnings Per Share
$         0.54
Diluted Earnings Per Share (Before Gains)
Weighted average diluted common shares 25,989
Consolidating Income Statement for the Three Months Ended Sep 30, 2011
North Sea
Southeast
Asia Americas Total
$         0.54

Dry Powder Continues to Grow
Dry Powder Continues to Grow
(in thousands of dollars) (in thousands of dollars)
23
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
Liquidity
175 revolver
113 cash

Vessel Dispositions Demonstrate
Vessel Dispositions Demonstrate
Long-Term Value
Long-Term Value
Vessel
Name
Year
of
Sale
Year
Built
Age at
Disposal
Sales
Price
Original
Cost
Sales Price as
a Percentage
of Original
Cost
Highland Pioneer 2011 1983 28 2,850,000      4,699,301      61%
North Traveller 2010 1998 12 18,692,000    17,775,436    105%
Seapower 2010 1974 36 380,000         1,355,389      28%
Sea Searcher 2009 1976 33 2,000,000      1,298,096      154%
Highland Sprite 2009 1986 23 5,075,000      6,935,050      73%
Sefton Supporter 2009 1971 38 1,029,000      909,535         113%
North Fortune 2008 1983 25 19,000,000    9,955,746      191%
Sea Eagle 2008 1976 32 2,000,000      985,754         203%
Sem Valiant 2008 1981 27 2,600,000      2,798,898      93%
North Crusader 2008 1984 24 19,000,000    12,380,504    153%
Sea Diligent 2008 1981 27 3,950,000      2,805,178      141%
Sea Endeavor 2007 1981 26 2,500,000      2,573,100      97%
Sea Explorer 2007 1981 26 5,125,000      2,821,841      182%
Sem Courageous 2007 1981 26 2,500,000      2,132,069      117%
North Prince 2007 1978 29 5,650,000      7,212,539      78%
Sentinel 2006 1979 27 7,400,000      4,733,578      156%
Highland Patriot 2006 1982 24 10,800,000    7,289,049      148%
Average Age 27 Total Average 125%

Investment Highlights
Investment Highlights
Industry Leaders in HSE Performance & People Development
Strong Demand for Modern Offshore Marine Equipment
Global Presence and Operations Expertise
Financial Stability & Flexibility to Pursue Opportunities
Growth through Acquisition and New Construction
Young, Versatile, High-Specification Fleet

Current Debt Structure
Current Debt Structure

$160 million Sr. Notes, 7.75%
— Matures July 2014
— Call Premium of 1.292%, or $2.1 million
$200 million Term-Loan, LIBOR+2.5%, $141.7 million Outstanding
— Goes to Current Classification on December 31 (Matures 2012)
— $100 million Portion Fixed at 4.15%, Effective Rate of 5.9%
$175 million Revolver, LIBOR+0.8%, $0 Outstanding
— $25 million Available in the U.S.
— Effective Rate of 1.2%
—
— Matures June 2013
Begins to Reduce by $15.2 million Per Year Beginning in December 2011

Consistent Reduction in
Consistent Reduction in
Net Debt Position
Net Debt Position
0%
5%
10%
15%
20%
25%
30%
35%
40%
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
Net-Debt to
Total Book
Capitalization
Finalization of Previous New-Build
Program

Reconciliation of Adjusted EBITDA
Reconciliation of Adjusted EBITDA

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment.  Adjusted
EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry.  However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.
2002 2003 2004 2005 2006 2007 2008 2009 2010
TTM
Q3 2011
Net (loss) income $24.0 $0.5 ($4.6) $38.4 $89.7 $99.0 $183.8 $50.6 ($34.7) $41.5
Interest expense, net 10.9 12.8 17.0 18.4 14.4 4.8 12.8 19.9 20.7 22.3
Income tax (benefit) 3.0 0.2 (6.5) 3.4 3.0 30.2 11.7 (2.1) (12.7) (1.2)
Depreciation & Amortization 21.4        28.0        26.1        28.9        28.5        30.6        44.3         53.0         57.0 59.1
EBITDA 59.3 $      41.5 $      32.0 $      89.1 $      135.6 $    164.6 $    252.6 $    121.5 $    30.2 $     121.7 $
Adjustments:
Impairment -              -              -              -              -              -              -              46.2         97.7        -
Debt refinancing costs -              -              6.5          -              -              -              -              -              -             -
Accounting Change -              -              7.3          -              -              -              -              -              -             -
Other (2.5)         1.3          (1.5)         (0.5)         0.1          0.3          (1.6)         1.2          (0.1)         2.8
Adjusted EBITDA $56.8 $42.8 $44.3 $88.6 $135.7 $164.9 $251.0 $168.8 $127.8 $124.5